Exhibit 10.19
[comScore, Inc. letterhead]
June 4, 2007
VIA HAND DELIVERY
11465 SH I, LC
11465 Sunset Hills Road, Suite 620
Reston, VA 20190
Attn: Christopher Clemente, Managing Member

Re:	Lease Agreement dated June 23, 2003 by and between comScore Networks, Inc. (now comScore, Inc.) (“comScore”), as Tenant, and 11465 SH I, LC, f/k/a Comstock Partners, L.C. (“Comstock”), as Landlord, as amended by the First Amendment to Lease Agreement dated February 3, 2005 and the Second Amendment to Lease Agreement dated April 26, 2007 (as amended, the “Lease”) with respect to premises located at 11465 Sunset Hills Road, Suite 200, Reston, Virginia
Dear Mr. Clemente:
     Pursuant to our earlier discussions, this will confirm that, notwithstanding the referenced entity name changes and any scrivener’s errors which may exist, 11465 SH I, LC, the Landlord under the Lease, is the holder of the three warrants issued “to our landlord,” as identified in the amended registration statement filed by comScore with the Securities Exchange Commission.
     In light of comScore’s pending initial public offering, comScore would like to amend the Lease to delete certain obligations of comScore therein to deliver to Comstock certain financial and other information. Accordingly, by executing this letter agreement, Comstock agrees that, effective immediately prior to the closing of an underwritten initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of comScore’s common stock, the following provisions shall be deleted from the Lease and shall have no full force and effect: (i) the definitions of “Tenant’s Financial Reports” and “Tenant’s Board Reports” in Section 1(b) of the Lease and any obligations under the Lease to deliver the documents and materials described in such definitions and (ii) Exhibit J to the Lease (Form of Financial Statement Certification) and any obligations under the Lease to deliver such certification.

11465 SH I, LC
June 4, 2007

     Please acknowledge Comstock’s agreement to the foregoing by executing this letter agreement in the space provided below and returning the same to my attention. Please do not hesitate to contact me at (703) 438-2111 with any questions.

Sincerely, COMSCORE, INC., a Delaware corporation
By:	/s/ Christiana Lin
	Name:	Christiana Lin
	Title:	General Counsel

ACCEPTED AND AGREED:
11465 SH I, LC,
a Virginia limited liability company

By:	/s/ Christopher Clemente Name: Christopher Clemente
Title: Managing Member

Date:	June 6, 2007

cc:	Mr. Marc Bettius Cohen, Gettings, & Caulkins 2200 Wilson Blvd. Arlington, VA 22201 The Rockcrest Group 14800 Conference Center Drive, Suite 201 Chantilly, VA 22151-3180